Exhibit 10.1


Sean D. Clancey, Esquire
Santerre & Vande Krol, Ltd.
7333 E. Doubletree Ranch Road
Suite 200
Scottsdale, Arizona 85258


                           SECURITY AGREEMENT (ASSETS)

     This Agreement is entered this 1st day of October, 2001, by and between CIRCUIT SOURCE INTERNATIONAL, INC. ("Debtor"), WILLIAM C. MALONE, ("Secured Party"), and AVANTI CIRCUITS, INC. ("Corporation").

     1. Definitions. When used herein, the following terms shall have the following meanings:

          a. "Account Receivable" shall include any and all accounts, notes, drafts and general intangibles consisting of rights to payment, whether now existing or hereafter arising or acquired, all as defined in the Arizona Uniform Commercial Code.

          b. "Account Debtor" shall mean any party who is obligated on any Account Receivable.

          c. "Equipment" shall mean all equipment, furniture and fixtures of Corporation including, without limitation, certificated Motor Vehicles (herein so called) and other certificated or uncertificated moveable equipment.

          d. "General Intangibles" means all contract rights or general intangibles of Corporation not constituting an Account Receivable including, without limitation, all of Corporation's right, title and interest in and to any and all construction draws, construction accounts, loan commitments, rights to payment or other rights of Corporation to draw upon sources of cash flow or other similar items caused by or arising out of Corporation's general course of contracting or other business as now or hereafter conducted.

          e. "Inventory" shall mean all goods. merchandise, and other personal property, now owned or hereafter acquired by Corporation, held for sale or lease, or furnished or to be furnished under any contract of service. or held as raw materials, work in process, or materials used or consumed, or to be used or consumed, in business.

          f. "Note" means that certain promissory note dated October __, 2001, executed by Debtor in favor of Secured Parry in the principal amount of $2,000,000.00 and bearing interest at the rate of 10% per annum until paid. A copy of the Note is attached hereto as Exhibit "A" and made a part hereof.

     2. Grant of Security Interest Collateral. To secure the Obligations described in paragraph 3, Debtor (as the owner of all of the outstanding stock of Corporation) and Corporation hereby assign to Secured Party all of Debtor's and Corporation's rights in connection with, and grant to Secured Party a security interest in, the following personal property ("Collateral"):

          a. All Inventory of Corporation now owned or hereafter acquired by Corporation;

          b. All General Intangibles of Corporation now existing or hereafter arising or acquired;

          c. All Accounts Receivable of Corporation now existing or hereafter arising or acquired;
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          d. All  Equipment of  Corporation  now owned or hereafter  acquired by
Corporation;

          e. All financial or other records used in the business of Corporation;

          f. All proceeds of the foregoing, including all proceeds of any insurance covering the Collateral; and

          g. Any other personal property of Corporation in the possession of Secured Party at the time of any default by Corporation.

     3. Obligations. Debtor and Corporation will receive a material benefit from the execution of the Note. Debtor and Corporation are willing to pledge and grant a security interest in Corporation's assets as security for the Note. By its execution and delivery hereof; Corporation agrees to grant a security interest in its assets to secure prompt performance of the Note, all as set forth herein. Therefore, the obligations secured by this Agreement ("Obligations") are the following:

          a. Any and all sums due to Secured Party, pursuant to the terms of the Note and any and all obligations of Debtor (monetary or non-monetary) to Secured Party under or pursuant to any other documents or instruments executed by Debtor, or which are given as security there for,

          b. Any and all sums advanced by Secured Party in order to preserve the collateral or to perfect its security interest in the Collateral;

          c. In the event of any proceeding to enforce the collection of the Obligations, or any of them, after default, the reasonable expenses of retaking, holding, preparing for sale or lease, selling or otherwise disposing of or realizing on the Collateral, or of any exercise by Secured Party of its rights in the event of default, together with reasonable attorneys' fees and court costs; and

          d. Any other indebtedness or liability of Debtor to Secured Patty, whether direct or indirect, joint or several, absolute or contingent, now or hereafter existing, while this Agreement is in effect, however created or arising and however evidenced.

     4. Representations Warranties, and Promises. Debtor and Corporation further represent, warrant and agree:

          a. Corporation is the owner of the Collateral and grants the security interest herein in consideration of the execution and delivery of the Note.

          b. Neither Debtor nor Corporation will hereafter grant a security interest in, or sell the Collateral to, any other person, firm or corporation, without Secured Party's consent except as permitted herein

          c. Debtor and Corporation will at all times defend the Collateral against any and all claims of any person adverse to the claims of Secured Party.

          d. Debtor and Corporation will take such action and execute such documents as Secured Party may from time to time request to maintain a perfected security interest on the part of Secured Party in the Collateral (free of all other liens and claims whatsoever except as permitted pursuant to paragraph 16 below) to secure payment of the Obligations. Without limiting the generality of the foregoing, Debtor and Corporation shall execute appropriate financing statements for filing in the office of the Secretary of State of Arizona and any

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other  appropriate  governmental  bodies  and  shall  execute  and  deliver  all documents necessary to perfect a security interest in, and shall deliver appropriate certificates of title for notation of Secured Party's lien on, any Motor Vehicles of Corporation.

          e. Debtor and Corporation will use the Collateral in conformity with all applicable laws and will pay all taxes and assessments on it or its use when due.

          f. Debtor and Corporation have full power and authority to enter into this Agreement.

          g. In case of failure by Debtor or Corporation to procure or maintain insurance. or to maintain the Collateral, or to pay any fees, assessments, charges or taxes arising with respect to the Collateral, all as herein specified, Secured Party shall have the right, but shall not be obligated, to effect such insurance, or cause the Collateral to be maintained, or pay such fees, assessments, charges or taxes, as the case may be, and, in that event, tire cost thereof shall be payable by Debtor and Corporation to Secured Party immediately upon demand together with interest at the rate of fifteen percent (15%) from the date of disbursement by Secured Party to the date of payment by Debtor or Corporation,

          h. The Collateral will be kept free from any lien, security interest, encumbrance or other right, title or interest of any other person, firm or corporation created on or after the effective date hereof except a superior encumbrance in favor of Heritage Bank in an amount not to exceed $600,000.00 as described in paragraph 16 below.

          i. Debtor and Corporation shall keep in full force and effect all policies of insurance in place as of the date hereof covering the Inventory and Equipment. Debtor and Corporation shall not alter, cancel or permit to lapse any of such policies of insurance. The proceeds of any insurance from loss, theft, or damage to the Inventory and Equipment shall be held, disbursed and applied toward the repair, restoration or replacement of the Inventory and Equipment with Inventory and Equipment of comparable nature and value. If the proceeds are not so used, they shall be disbursed to reduce the balance of the Obligations.

          j. All Inventory and Equipment covered by this Agreement is. and will be, kept, all records concerning Accounts Receivable are, and will be, kept, and Corporation's principal business office is located at 17650 North 25th Avenue, Phoenix, Arizona. Inventory and Equipment or records concerning the Accounts Receivable or concerning or constituting the General Intangibles shall not be removed to, or kept at, any other place without the prior written consent of Secured Party. If Collateral is at any time kept or located at locations other than those above listed, Secured Party's security interest therein shall continue.

          k. At the time an Account Receivable becomes Collateral under this Agreement, the Account Receivable will be a valid, undisputed, bona fide indebtedness incurred by the Account Debtor for merchandise sold to or services performed for the Account Debtor by Corporation. There will be no setoffs or counterclaims against any such Account Receivable. No agreement under which deduction or discount (other than a reasonable and ordinary trade discount for prompt payment) may be claimed or will be made with an Account Debtor, except with the prior written consent of Secured party.

          l. Upon reasonable advance notice from Secured party, Debtor and Corporation will permit Secured Party to inspect the Collateral and any books and records of Corporation relating thereto at any reasonable time and to verify Accounts Receivable, or any of them, by a method satisfactory to Secured Party

     5. Right of Secured Party to Collect Accounts Receivable. Debtor and Corporation authorize Secured Party to notify any and all Account Debtors if Debtor or Corporation is in default hereunder to make payment directly to Secured Party. From and after an Event of Default (as defined in paragraph 7 below) Debtor and Corporation agree to deliver to Secured Party promptly upon receipt thereof, in the form in which received (together with all necessary endorsements), all payments received by Debtor and Corporation on account of any Account Receivable. Secured Party may apply all such payments against the Obligations.

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     6.  Authorization to Sell Inventory.  As long as Debtor and Corporation are not in default hereunder, Corporation may sell its Inventory in the ordinary course of its business.

     7. Events of Default. Debtor and Corporation shall be in default under this Agreement (an "Event of Default") upon the occurrence of any one or more of the following events or conditions:

          a. Nonpayment of any of the Obligations when due, whether by acceleration or otherwise, or nonperformance of any promise made by Debtor or Corporation in this Agreement or in the Obligations;

          b. Breach of any wananty made by Debtor or Corporation in this Agreement, or the failure of Debtor or Corporation to comply with the terms and conditions of the Heritage Bank loan referred to in paragraph 16 below;

          c. Any misrepresentation made by Debtor or Corporation in this Agreement or in any document furnished by Debtor or Corporation, or on Debts of or Corporation's behalf, to Secured Party in connection with this Agreement or the Collateral;

          d. Use of the Collateral in violation of any statute or ordinance;

          e. Any event which results in the acceleration of any indebtedness of Corporation to any party or parties under any undertaking by Debtor or Corporation of any kind;

          f. The creation of any encumbrance upon the Collateral not permitted herein or the making of any levy, judicial seizure, or attachment thereof or thereon;

          g. Any material loss, theft, damage to, or destruction of any of the Collateral which is uninsured or results from the negligent or willful acts or omissions of Debtor,

          h. Dissolution., termination of existence, or insolvency of Debtor or Corporation; or

          i. The appointment of a receiver for any part of the property of Debtor or Corporation, the making by Debtor or Corporation of any assignment for the benefit of creditors, or the initiation by or against Debtor or Corporation of any proceeding under the Federal Bankruptcy Act or any state insolvency law

     8. Rights of Parties upon Default. In the event of a default by Debtor or Corporation, in addition to all the rights and remedies provided in the Uniform Commercial Code, as adopted by the State of Arizona and any other applicable law, Secured Party may (but is under no obligation so to do):

          a. Take physical possession of Inventory and Equipment and of Debtor or Corporation's records pertaining to the Collateral (whether Inventory, Accounts Receivable or General Intangibles) which are necessary to administer properly and control the Collateral or the handling and collection of the Accounts Receivable and sell, lease or otherwise dispose of the Collateral in whole or in part, at public or private sale, on or off the premises of Corporation;

          b. Require Debtor and Corporation to assemble the Collateral to which Debtor or Corporation has or is entitled to possession at a location to be determined by Secured Party;

          c. Collect any and all money due or to become due and enforce in Debtor's or Corporation's name all rights with respect to the Collateral;

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          d.  Settle,  adjust or  compromise  any  dispute  with  respect to any
Account Receivable; or

          e. On behalf of Corporation, endorse checks, notes, drafts, money orders, instruments or other evidence of payment

     9. Notice. Any notice of any sale, lease, other disposition, or other intended action by Secured Party shall be deemed reasonable if it is in writing and deposited in the United States Mails ten (10) days in advance of the intended disposition or other intended action, first class postage prepaid, and addressed to Debtor and Corporation, at the address set forth below, or any other address designated ma written notice by Debtor and Corporation previously received by Secured Party

     10. Cumulative Remedies Waiver.

          a. Any and all remedies herein expressly conferred upon the Secured Party shall be deemed cumulative with, and not exclusive of, any other remedy conferred hereby or by law on the Secured Party, and the exercise of any one remedy shall not preclude the exercise of any other.

          b. Failure of the Secured Party to exercise any rights it may have upon Debtor's or Corporation's breach hereof or upon Debtor's default in payment of the Promissory Note secured hereby shall not release Debtor or Corporation from any of its obligations hereunder or under such indebtedness, unless such waiver or release be expressed in writing signed by the Secured Party. In addition, the waiver by the Secured Party of any breach hereof for default in payment of the Promissory Note secured hereby shall not be deemed to constitute a waiver of any succeeding breach or default By exercising or failing to exercise any of the options or elections contained in this Security Agreement. The Secured Party shall not be deemed to have waived any breach or default on the part of Debtor or Corporation.

          c. Debtor and Corporation hereby waives any rights or privileges which it or its creditors might otherwise have to require the Secured Party to proceed against the assets encumbered hereby in any particular order or fashion under any legal or equitable doctrine or principle of marshaling and/or suretyship, and further agrees that upon default, the Secured Party may proceed to exercise any or all remedies with regard to any or all assets encumbered hereby in such manner and order as the Secured Party, in his sole discretion, may determine.

     11. Duration. This Agreement shall remain in effect from the date first above mentioned until all of the Obligations have been fully satisfied.

     12. Assigns. This Agreement and all rights and liabilities hereunder and in and to any and all Collateral shall inure to the benefit of Secured party and its successors and assigns, and shall be binding on Debtor, Corporation and their respective successors and assigns.

     13. Definition of terms. The terms and provisions contained herein shall, unless the context otherwise requires, have the meaning and be construed as provided in the Uniform Commercial Code, as adopted by the State of Arizona.

     14. Construction of Agreement. Any provision hereof which may be deemed invalid or unenforceable under any applicable laws or a governmental regulation shall be deemed to be omitted herefrom or shall be deemed to be modified such that it will comply with such law or regulation. The invalidity or unenforceability of any provision contained herein shall not invalidate the remaining provisions of this Security Agreement

     15. Modification. No modification of this Security Agreement, except as provided in paragraph 14 herein, or waiver of any provision hereof shall be deemed effective unless in writing and signed by all parties hereto, and any waiver granted shall not be deemed effective except for the instance and in the circumstances particularly specified therein.

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     16. Subordination. The Security Agreement granted herein shall constitute a first-position purchase money security interest notwithstanding the foregoing, the security interest granted herein shall be subordinate to the security interest of Heritage Bank in and to the Collateral in an amount not to exceed $600,000.00.


ADDRESS.                                 "DEBTOR"

_____________________                    CIRCUIT SOURCE INTERNATIONAL, INC.
_____________________

                                         By:  /s/ James Keaton
                                              ------------------------
                                         Its: President
                                              ------------------------


ADDRESS.                                 "SECURED PARTY"

                                         WILLIAM C. MALONE

                                         "CORPORATION"

                                         AVANTI CIRCUITS, INC.


                                         By:  /s/ William C. Malone
                                              ------------------------
                                         Its: President
                                              ------------------------

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                                   EXHIBIT "A"
                            (ATTACH COPY OF THE NOTE)